Exhibit 10.76
AMENDMENT NO. 4 TO
FIRST AMENDED AND RESTATED FORBEARANCE AGREEMENT
AND AMENDMENT TO CREDIT AGREEMENTS
THIS AMENDMENT NO. 4 TO FIRST AMENDED AND RESTATED FORBEARANCE AGREEMENT AND AMENDMENT TO CREDIT AGREEMENTS (this “Amendment”), is effective as of the 26th day of March, 2010 (the “Amendment Effective Date”), by and among FRANKLIN CREDIT ASSET CORPORATION (“Franklin Asset”), FRANKLIN CREDIT HOLDING CORPORATION (“Holding”), Flow 2006 F CORP., FCMC 2006 M CORP., FCMC 2006 K CORP. and THE HUNTINGTON NATIONAL BANK (“Lender”). This Amendment further amends and modifies a certain First Amended and Restated Forbearance Agreement and Amendment to Credit Agreements, dated as of December 19, 2008 (as amended, restated, supplemented or otherwise modified from time to time prior to the Amendment Effective Date, the “Forbearance Agreement”) by and among the parties hereto and certain other parties to such Forbearance Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Forbearance Agreement. Franklin Asset, Holding and each Static Loan Borrower (as defined below) shall be individually an “Amendment Loan Party” and together the “Amendment Loan Parties.”
WHEREAS, Flow 2006 F Corp., FCMC 2006 M Corp., and FCMC 2006 K Corp. (each a “Static Loan Borrower” and together, the “Static Loan Borrowers”), Franklin Asset, certain other parties thereto, and Lender are parties to that certain Master Credit and Security Agreement, dated as of October 13, 2004, as the same has been amended, supplemented, restated, or otherwise modified prior to the date of this Amendment (the “Franklin Master Agreement”), pursuant to which Lender holds certain outstanding loans evidenced by (i) a certain Flow 2006 F Corp. note dated December 1, 2006, in the original principal amount of $19,863,972.93, (ii) a certain FCMC 2006 M Corp. amended and restated note dated August 30, 2006, in the original principal amount of $16,183,766.66, and (iii) a certain FCMC 2006 K Corp. amended and restated promissory note dated August 30, 2006, in the original principal amount of $14,433,383.90 (collectively, the “Static Loans”);
WHEREAS, the Static Loan Borrowers have defaulted and may continue to default under the Forbearance Agreement, the Franklin Master Agreement and the promissory notes and other Loan Documents executed in connection therewith in respect of (i) their failure to make scheduled principal and interest payments when due thereunder, and (ii) their failure after the Amendment Effective Date to make any scheduled principal and interest payments due thereunder as a result of the cash flow from the Mortgage Loans securing the Static Loans being insufficient to pay such amounts (collectively the defaults under clauses (i) and (ii) above shall be referred to as the “Identified Forbearance Defaults”);
WHEREAS, pursuant to the terms of the Forbearance Agreement, Lender has agreed not to exercise its rights to initiate proceedings to foreclose or otherwise realize upon the Mortgage Loans securing the Static Loans prior to March 31, 2010, and Franklin Asset and the Static Loan Borrowers have requested that Lender further extend such forbearance; and

WHEREAS, Franklin Asset owns and holds of 100% of the Capital Stock of, among other Subsidiaries, the Static Loan Borrowers.
NOW, THEREFORE, the parties hereto agree as follows:
1. Extension of Forbearance for the Static Loans. The first sentence of Section 1(a) of the Forbearance Agreement is deleted and is hereby replaced with the following:
Absent the occurrence and continuance of a Forbearance Default other than an Identified Forbearance Default, prior to June 30, 2010 (the “Forbearance Date”), Lender agrees not to initiate collection proceedings or exercise its remedies under the Loan Documents in respect of any Static Loan against any Loan Party or any Collateral for such Static Loan or elect to have interest accrue under the respective Loan Documents at the stated rate applicable after default.
2. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:
(a) Lender shall have received execution and delivery of, to the satisfaction of Lender and its counsel, three (3) duly executed copies of this Amendment;
(b) The representations contained in the immediately following paragraph shall be true and accurate.
3. Representations and Warranties. Each Amendment Loan Party represents and warrants to Lender as follows: except in respect of the Identified Forbearance Defaults, (a) the execution, delivery, and performance of this Amendment by each Amendment Loan Party has been duly authorized by all requisite corporate or organizational action on the part of such Amendment Loan Party and will not violate any of its organizational documents; (c) this Amendment has been duly executed and delivered by each Amendment Loan Party, and each of this Amendment, the Forbearance Agreement, and each other Loan Document as amended hereby constitutes the legal, valid, and binding obligation of each Amendment Loan Party, enforceable against such Amendment Loan Party in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute a Forbearance Default.
4. Ratification and Reaffirmation. Each Amendment Loan Party agrees (i) that all the obligations, indebtedness, and liabilities of each Static Loan Borrower to Lender under the Forbearance Agreement are the valid and binding obligations of such Static Loan Borrower; (ii) that the obligations, indebtedness, and liabilities of each Static Loan Borrower evidenced by each Loan Document executed and delivered by each Static Loan Borrower is valid and binding without any present right of offset, claim, defense, or recoupment of any kind and are hereby ratified and confirmed in all respects; and (iii) that the Liens and security interests granted to Lender as security for all obligations and liabilities of each Static Loan Borrower under the Forbearance Agreement and the other Loan Documents are valid and binding and are hereby ratified and confirmed in all respects.

5. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Forbearance Agreement to “Forbearance Agreement and Amendment to Credit Agreements,” “Forbearance Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Forbearance Agreement, shall mean and be a reference to the Forbearance Agreement as amended hereby. In respect of each Static Loan Borrower, except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants, and conditions of the Forbearance Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit, or impair any of the rights and powers which Lender may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to, or modification of any of Lender’s rights under, or of any other term or provisions of, the Forbearance Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action which would require the consent of Lender.
6. Waiver and Release of All Claims and Defenses; Communications.
(a) Each Amendment Loan Party, for itself and its respective successors and assigns, agents, employees, officers, and directors, hereby forever waive, relinquish, discharge, and release all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement, or otherwise, against (i) Lender, its successors, assigns, directors, officers, shareholders, agents, employees, and attorneys, and (ii) all participants in any Commercial Loans or Advances, such participants’ successors, assigns, directors, officers, shareholders, agents, employees, and attorneys, (iii) any obligation evidenced by any Credit Agreement, any promissory note, instrument, or other Loan Document in connection therewith, and (iv) any Collateral, in each instance, which any Amendment Loan Party, may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions, or recoupments, by any Amendment Loan Party. “Claims” means all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements, or obligations of any kind, type, or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated of contingent, in contract, tort, at law, or in equity, which any Amendment Loan Party, claimed to have, now has, or shall or may have. The term Claims also includes all causes of action, liabilities, and rights arising under or by virtue of any Credit Agreement, promissory note, or other document or any transaction entered into in connection therewith. Nothing contained in this Amendment prevents enforcement of this waiver and release.

(b) Each party to this Amendment acknowledges and agrees that one purpose of this Amendment is to facilitate the resolution of the Identified Forbearance Defaults and that, consistent with such purpose, no part of any oral or written communications between or among any Amendment Loan Party or Lender regarding the transactions contemplated in this Amendment, exclusive of this written Amendment itself (collectively, “Communications”), shall be utilized or deemed to be admissible as evidence in any litigation involving any party to this Amendment. Communications shall be deemed to constitute “compromise negotiations,” and not to constitute evidence that is “discoverable,” as those phrases are used in the Federal Rules of Evidence and any applicable state rules of evidence, and no Communications shall be deemed to constitute evidence that is otherwise admissible for any other purpose.
(c) The release and communication provisions provided by paragraphs (a) and (b) of this Section, shall survive and continue in full force and effect notwithstanding the occurrence of a Forbearance Default under the terms of this Amendment or the termination of this Amendment.
7. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default or Forbearance Default (other than the Identified Forbearance Defaults) that exist that exists or may exist under the Forbearance Agreement or other Loan Document.
8. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by Lender of a facsimile copy of an executed signature page hereof will constitute receipt by Lender of an executed counterpart of this Amendment.

10. Costs and Expenses. Each Amendment Loan Party agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution, and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of Lender’s counsel with respect thereto.
11. Further Assurances. Each Amendment Loan Party agrees to execute and deliver such additional documents, instruments, and agreements reasonably requested by Lender as may be reasonably necessary or appropriate to effectuate the purposes of this Amendment.
12. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
13. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
14. Patriot Act Notice. Lender hereby notifies each Amendment Loan Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 10756, signed into law October 26, 2001) (the “Act”), it is required to obtain, verify, and record information that identifies each party hereto, which information includes the name and address of each Amendment Loan Party and other information that will allow Lender to identify each such party in accordance with the Act.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the Amendment Effective Date.

AMENDMENT LOAN PARTIES:

FRANKLIN CREDIT ASSET CORPORATION

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

Address for Notices:

101 Hudson St., 25th Floor Jersey City, New Jersey 07302 Fax: (201) 604-4400 Attention: General Counsel

FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

Address for Notices:

Same as above

FLOW 2006 F CORP.

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

Address for Notices:

Same as above
Signature Page to Amendment No. 4 to First Amended and Restated Forbearance Agreement and Amendment to Credit Agreements

FCMC 2006 M CORP.

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

Address for Notices:

Same as above

FCMC 2006 K CORP.

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

Address for Notices:

Same as above
Signature Page to Amendment No. 4 to First Amended and Restated Forbearance Agreement and Amendment to Credit Agreements

LENDER:

THE HUNTINGTON NATIONAL BANK

By:	/s/ David Abshier

	Name:	David Abshier
	Title:	Authorized Signer

Address for Notices:

41 South High Street (HCO810) Columbus, Ohio 43229 Attn: Commercial Lending Telephone No.: (614) 480-4449 Telecopier No.: (614) 480-4999

With a copy to:

Porter Wright Morris & Arthur LLP 41 South High Street Columbus, Ohio 43215 Attn: Timothy E. Grady, Esq. Telecopier No.: (614) 227-2105 Telephone No.: (614) 227-2100
Signature Page to Amendment No. 4 to First Amended and Restated Forbearance Agreement and Amendment to Credit Agreements